                                                                  Exhibit 10.10

                              FOURTH AMENDMENT TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT


   THIS FOURTH AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (this "Fourth Amendment") is made and entered into as of the 29th day of February, 1996, by and among USA WASTE SERVICES, INC., a Delaware corporation (the "Borrower"), its Subsidiaries listed on Schedule 1 to the Credit Agreement defined below (collectively the "Guarantors"), THE FIRST NATIONAL BANK OF BOSTON, a national banking association ("FNBB"), BANK OF AMERICA ILLINOIS, an Illinois banking association ("BAI"), and J.P. MORGAN SECURITIES, INC., a Delaware corporation ("J.P. Morgan") (collectively, the "Agents"), FNBB, BAI, Morgan Guaranty Trust Company of New York, a New York state banking association ("MGT") and the other financial institutions party hereto (collectively, the "Banks"), and MGT as the Administrative Agent and FNBB, as Documentation Agent (collectively, the "Bank Agents").

   WHEREAS, the Borrower, the Guarantors, the Banks, the Agents and the Bank Agents are party to a Revolving Credit and Term Loan Agreement dated as of June 30, 1995, as amended by the First Amendment to Revolving Credit and Term Loan Agreement dated as of August 11, 1995, the Second Amendment to Revolving Credit and Term Loan Agreement dated as of September 7, 1995 and the Third Amendment to Revolving Credit and Term Loan Agreement dated as of January 26, 1996 (as so amended, the "Credit Agreement"), pursuant to which the Banks have extended credit to the Borrower on the terms set forth therein;

   WHEREAS, the Borrower has requested that the Banks, the Agents, and the Bank Agents amend certain provisions of the Credit Agreement in connection with the Borrower's acquisition of Western Waste Industries, and the Banks, the Agents and the Bank Agents are willing to so amend the Credit Agreement on the terms and conditions set forth herein;

   WHEREAS, the Borrower has requested that the Banks, the Agents, and the Bank Agents amend certain provisions of the Credit Agreement in connection with the Borrower's entering into a credit facility provided by FNBB, BAI and MGT to finance the Western Waste Merger and the Banks, the Agents and the Bank Agents are willing to so amend the Credit Agreement on the terms and conditions set forth herein;

   NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Credit Agreement as follows:

   1. DEFINITIONS. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

   2. AMENDMENTS TO CREDIT AGREEMENT. As of the Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:

   (a) The definition of "Consolidated Earnings Before Interest and Taxes, or EBIT" set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and substituting the following new definition in place thereof:

"Consolidated Earnings Before Interest and Taxes, or EBIT. For any period, the Consolidated Net Income (or Deficit) of the Borrower and the Guarantors on a consolidated basis plus (1) interest expense, (2) income taxes, (3) up to $25,000,000 of merger expenses with respect to the Chambers Merger taken as a special charge in the quarter in which the Chambers Merger is consummated and
(4) up to $25,000,000 in merger expenses with respect to the Western Waste Merger taken as a special charge in the quarter in which the Western Waste Merger is consummated, to the extent that each was deducted in determining Consolidated Net Income."

   (b) Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions immediately after the definition of "Total Revolving Credit Commitment" set forth therein:

"Western Waste.  Western Waste Industries, a California corporation.

Western Waste Merger. The merger of Western Waste and Riviera Acquisition Corporation, a Subsidiary of the Borrower, pursuant to the terms of the Western Waste Merger Agreement.

Western Waste Merger Agreement. The Agreement and Plan of Merger dated as of December 18, 1995 between Western Waste, the Borrower and Riviera Acquisition Corporation."

   (c) Section 2.4 of the Credit Agreement is hereby amended by deleting the amount "$160,000,000" set forth in the eleventh line thereof and substituting the amount "$180,000,000" in place thereof.

   (d) Section 2.8 of the Credit Agreement is hereby amended by deleting the amount "$160,000,000" set forth in the seventh line thereof and substituting in place thereof the amount "$180,000,000".

   (e)     Section 8.1 of the Credit Agreement is hereby amended by:

           (i) deleting the words "subsection (g) or (m) hereof" set forth in Section 8.1(h)(iii) and substituting in place thereof the words "subsection (g), (m) or (p) of this Section 8.1";

           (ii)     deleting the word "and" at the end of Section 8.1(o);

           (iii) deleting the letter "(p)" at the beginning of Section 8.1(p) and substituting the letter "(r)" in place thereof; and

           (iv) inserting the following new Sections 8.1(p) and (q) immediately after Section 8.1(o):

                    "(p)    Indebtedness in an aggregate amount of up to
           $32,200,000 with respect to IRBs of Western Waste listed on Schedule 8.1(p) (the "Western Waste IRBs"), including Indebtedness with respect to letters of credit issued for the account of Western Waste by Bank of California, Bank of America or Citibank to secure or enhance the Western Waste IRBs, which letters of credit may be replaced by Letters of Credit issued hereunder; provided that the Western Waste IRBs shall not be deemed to be Enhanced IRBs if secured or enhanced by Letters of Credit issued hereunder;

                    (q) Indebtedness consisting of senior unsecured debt in an amount not to exceed the sum of (i) $75,000,000 minus (ii) the amount of the Indebtedness outstanding under Section 8.1(p) which is secured or enhanced by letters of credit other than Letters of Credit issued hereunder, arising under a credit facility (the "Bridge Loan Facility") provided by FNBB, BAI and MGT to finance the Western Waste Merger, which Bridge Loan Facility shall: (A) be an obligation of the Borrower which is guaranteed by each of the Subsidiaries of the Borrower which is a Guarantor; (B) have a term of 364 days; (C) be unsecured; (D) incorporate by reference those covenants contained in this Agreement as in effect on the closing date of such facility; (E) contain provisions requiring mandatory repayment by the Borrower of all amounts outstanding under the Bridge Loan Facility if the Obligations are refinanced or increased; and (F) contain "release on sale" provisions whereby the guarantee of the Bridge Loan Facility given by any Subsidiary of the Borrower would be automatically released upon (i) the sale of the stock or all or substantially all of the assets of such Subsidiary, or any merger of such Subsidiary into another Person permitted under Section 8.4 of the Credit Agreement; provided that any Subsidiary receiving assets or stock or surviving a merger in connection therewith is or becomes a Guarantor of the Bridge Loan or (ii) sale or foreclosure by the Banks on the stock of a Subsidiary provided that all proceeds of any such sale or foreclosure would first be applied to the Obligations; and"

   (f) Section 8.2 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of Section 8.2(h), (ii) deleting the period at the end of Section 8.2(i) and substituting a semi-colon and the word "and" in place thereof, and (iii) inserting the following new Section 8.2(j) immediately after Section 8.2(i):

                    "(j)    Liens securing Indebtedness permitted by Section
           8.1(p) hereof; provided that the assets subject to such liens and security interests shall be limited to those solid waste disposal facilities constructed with the proceeds of the Western Waste IRBs."

   (g) Schedule 1 to the Credit Agreement is hereby amended by deleting such Schedule 1 in its entirety and substituting Schedule 1 attached hereto in place thereof. By its signature below, each of the Subsidiaries of the Borrower listed on Exhibit 2(g) to this Fourth Amendment hereby (i) becomes a party to the Credit Agreement and agrees to be legally bound as a Guarantor thereunder, (ii) becomes a party to the Pledge Agreement and agrees to be legally bound as a Pledgor thereunder, (iii) becomes a party to the Security Agreement and agrees to be legally bound as a Company thereunder.

   3. CONSENT TO WESTERN WASTE MERGER. Notwithstanding the provisions of clause (f) of the second sentence of Section 8.4 of the Credit Agreement, each of the undersigned Banks, the Agents and the Bank Agents hereby consents to the Western Waste Merger; provided that (a) no Default or Event of Default has occurred and is continuing at the time thereof, or would occur after giving effect thereto; (b) the Western Waste Merger shall be on terms and conditions substantially the same as described in the Western Waste Merger Agreement, (c) the Western Waste Merger shall comply with all of the other terms and conditions set forth in Section 8.4 (other than clause (f) of the second sentence of Section 8.4), including without limitation, the requirements that the Riviera Acquisition Corporation Subsidiary and all former Western Waste

Subsidiaries surviving the Western Waste Merger (collectively, the "Surviving Western Waste Subsidiaries") shall make each of the representations and warranties made by a Guarantor under the Credit Agreement and shall become Guarantors of the Obligations and be made a party to the Credit Agreement, the Pledge Agreement, the Partnership Pledge Agreement and the Security Agreement, and the stock of each of the Surviving Western Waste Subsidiaries shall be pledged and delivered, along with appropriate instruments of transfer executed in blank, to the Banks under the Pledge Agreement (collectively, the "Adherence Documents"), in each case on the effective date of the Western Waste Merger, and (d) the Effective Date shall have occurred.

   4. REPRESENTATIONS AND WARRANTIES. The Borrower and the Guarantors jointly and severally represent and warrant as of the Effective Date as follows:

   (a) The execution, delivery and performance of this Fourth Amendment and the Credit Agreement, as modified by this Fourth Amendment, and the transactions contemplated hereby and thereby (i) are within the corporate authority of the Borrower and each of the Guarantors, (ii) have been duly authorized by all necessary corporate proceedings on the part of the respective Borrower or Guarantor, (iii) do not conflict with or result in any material breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or any Guarantor so as to materially adversely affect the assets, business or any activity of the Borrower and the Guarantors as a whole, and (iv) do not conflict with any provision of the corporate charter or bylaws of the Borrower or any Guarantor or any agreement or other instrument binding upon the Borrower or any Guarantor.

   (b) The execution, delivery and performance of this Fourth Amendment and the Credit Agreement, as modified by this Fourth Amendment, will result in valid and legally binding obligations of the Borrower and the Guarantors party thereto enforceable against each in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

   (c) The execution, delivery and performance by the Borrower and the Guarantors of this Fourth Amendment and the Credit Agreement, as modified by this Fourth Amendment, and the consummation by the Borrower and the

Guarantors of the transactions contemplated hereby and thereby do not require any approval or consent of, or filing with, any governmental agency or authority other than those already obtained and those required after the date hereof in connection with the Borrower's and the Guarantors' performance of their covenants contained in Sections 7, 8 and 9 of the Credit Agreement.

   (d) The representations and warranties contained in Section 6 of the Credit Agreement are true and correct in all material respects as of the date hereof as though made on and as of the date hereof.

   (e) No Default or Event of Default under the Credit Agreement has occurred and is continuing.

   5. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. Each of the Guarantors hereby confirms that its guaranty of the Guaranteed Obligations contained in Section 27 of the Credit Agreement remains in full force and effect. This Fourth Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Fourth Amendment.

   6. GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS) AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

   7. COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

   8. EFFECTIVENESS. This Fourth Amendment shall become effective upon the satisfaction of each of the following conditions (the "Effective Date"):

   (a) This Fourth Amendment shall have been executed and delivered by the Borrower, the Guarantors, the Majority Banks, the Agents and the Bank Agents;

   (b) All corporate action necessary for the valid execution, delivery and performance by the Borrower and the Guarantors of the Credit Agreement, as amended by this Fourth Amendment, and of the Adherence Documents by the Surviving Western Waste Subsidiaries shall have been taken, and evidence thereof satisfactory to the Agents shall have been provided to the Agents;

   (c) The Agents shall have received a certificate of the Secretary or Clerk of the Borrower (i) stating that there have been no amendments to or modifications of the charter documents of the Borrower or any Guarantor since June 30, 1995 (other than as set forth on such certificate) and (ii) stating that Schedule 1 to the Credit Agreement sets forth a complete and accurate list of all of the Subsidiaries of the Borrower as of the Effective Date (other than as set forth on such certificate);

   (d) The Documentation Agent shall have received (i) all of the stock certificates, together with stock powers executed in blank with respect to the stock pledged pursuant to the Pledge Agreement, including, without limitation, the stock certificates of each of the Surviving Western Waste Subsidiaries and
(ii) copies of all charter documents all Surviving Western Waste Subsidiaries;

   (e) The Banks shall have received a favorable legal opinion from outside counsel to the Borrower and the Guarantors addressed to the Banks, dated the Effective Date, in form and substance satisfactory to the Documentation Agent concerning the effectiveness of the Western Waste Merger and the Adherence Documents and such other matters reasonably requested by the Documentation Agent;

   (f) The Documentation Agent shall have received evidence satisfactory in form and substance to the Documentation Agent as to the existence of no liens on the assets of the Surviving Western Waste Subsidiaries (other than liens permitted by the Credit Agreement); and

   (g) The Banks shall have received evidence of the closing of the Bridge Loan Facility on the terms described in Section 8.1(q) hereof.

   IN WITNESS WHEREOF, each of the undersigned have duly executed this Fourth Amendment under seal as of the date first set forth above.

                                        THE BORROWER:
                                        USA WASTE SERVICES, INC.

                                        By: /s/ EARL E. DEFRATES
                                            ------------------------------------
                                            Earl E. DeFrates, Executive Vice
                                              President and Chief Financial
                                              Officer

                                        THE GUARANTORS:

                                        USA WASTE OF HOUSTON, INC.
                                           (FORMERLY BEST PAK DISPOSAL, INC.)
                                        BIG DIPPER ENTERPRISES, INC.
                                        BREM-AIR DISPOSAL, INC.
                                        CENTRAL ILLINOIS DISPOSAL, INC.
                                        COUNTRYSIDE LANDFILL, INC.
                                        CRYSTAL LAKE DISPOSAL, INC.
                                        CUSTOM DISPOSAL SERVICES, INC.
                                        EARTHMOVERS, INC.
                                        ELLIS-SCOTT, INC.
                                        ENVIROFIL, INC.
                                        ENVIROFIL OF ILLINOIS, INC.
                                           (FORMERLY LEROY BROWN & SONS, INC.)
                                        ENVIROFIL SERVICES, INC.
                                        ENVIRONMENTAL WASTE OF
                                           SKAGIT COUNTY, INC.


                                        By: /s/ EARL E. DEFRATES
                                            ------------------------------------
                                            Earl E. DeFrates, Executive Vice
                                              President and Chief Financial
                                              Officer of each of the Companies
                                              listed above

                                        EVH CO.
                                        EWA, INC. (FORMERLY MARCH
                                            ACQUISITION CORPORATION)
                                        FORCEES, INC.
                                        JUAN DE FUCA CORRUGATED, LTD.
                                        OLYMPIC VIEW SANITARY
                                            LANDFILL, INC. (FORMERLY, KITSAP
                                             COUNTY SANITARY LANDFILL, INC.)
                                        LAKELAND PROPERTIES, INC.
                                        LIBERTY LANDFILL, INC.
                                        MEADOWBROOK CARTING CO., INC.
                                        MID-JERSEY DISPOSAL CO., INC.
                                        MID-VALLEY ACQUISITION
                                           CORPORATION
                                        MISSION DISPOSAL, INC.
                                        NORTH SOUND SANITATION, INC.
                                        QUALITY RECYCLING CO., INC.
                                        SACRAMENTO VALLEY
                                           ENVIRONMENTAL WASTE COMPANY
                                        SOIL REMEDIATION OF
                                           PHILADELPHIA, INC.
                                        SOUTH SOUND SANITATION, INC.
                                        STANWOOD CAMANO DISPOSAL, INC.
                                        STOCKTON SCAVENGERS ASSOCIATION
                                        USA WASTE HAULING OF
                                           PHILADELPHIA, INC.
                                        USA WASTE OF OKLAHOMA, INC.
                                        (FORMERLY UNITED SANITATION ASSOCIATES
                                                 WASTE MANAGEMENT, INC.)
                                        USA WASTE OF ARIZONA, INC.
                                        USA WASTE OF ILLINOIS, INC.
                                        USA WASTE OF INDIANA, INC.



                                        By: /s/ EARL E. DEFRATES
                                            ------------------------------------
                                                Earl E. DeFrates, Executive Vice
                                                 President and Chief Financial
                                                Officer of each of the Companies
                                                   listed above

                                        USA WASTE OF TEXAS, INC.
                                            (FORMERLY USA WASTE SERVICES,
                                            INC. OF TEXAS)
                                        U.S.A. WASTE OF FAIRLESS
                                            HILLS, INC.
                                        CLEANSOILS FAIRLESS HILLS, INC.
                                        WEST VIRGINIA WASTE SERVICES, INC.
                                        WPP, INC.
                                        WASTE RECOVERY CORPORATION
                                        CHAMBERS ACQUISITION CORP.
                                        CHAMBERS DEVELOPMENT COMPANY, INC.
                                        CHAMBERS CLEARVIEW
                                        ENVIRONMENTAL LANDFILL, INC.
                                        CHAMBERS DEVELOPMENT OF
                                            OHIO, INC.
                                        CHAMBERS DEVELOPMENT OF
                                            VIRGINIA, INC.
                                        CHAMBERS ENTERPRISES, INC.
                                        CHAMBERS INTERNATIONAL, INC.
                                        CHAMBERS LAUREL HIGHLANDS
                                            LANDFILL, INC.
                                        CHAMBERS ENERGY, INC.
                                            (FORMERLY CHAMBERS MAPLEWOOD
                                             LANDFILL, INC.)
                                        CHAMBERS MEDICAL
                                            TECHNOLOGIES, INC.
                                            (INCORPORATED 2/12/85)
                                        CHAMBERS MEDICAL
                                            TECHNOLOGIES, INC.
                                            (INCORPORATED 4/26/91)


                                        By: /s/ EARL E. DEFRATES
                                            ------------------------------------
                                            Earl E. DeFrates, Executive Vice
                                              President and Chief Financial
                                              Officer of each of the Companies
                                              listed above

                                        CHAMBERS MEDICAL
                                            TECHNOLOGIES OF SOUTH
                                            CAROLINA, INC.
                                        CHAMBERS OAKRIDGE USA
                                            LANDFILL, INC.
                                        CHAMBERS ORANGE COUNTY
                                            LANDFILL, INC.
                                        CHAMBERS RESOURCES, INC.
                                        CHAMBERS RICHLAND COUNTY
                                            LANDFILL, INC.
                                        CHAMBERS SERVICES, INC.
                                        CHAMBERS SMYRNA LANDFILL, INC.
                                        CHAMBERS WASTE SYSTEMS OF
                                            CALIFORNIA, INC.
                                        CHAMBERS WASTE SYSTEMS OF
                                            FLORIDA, INC.
                                        CHAMBERS WASTE SYSTEMS OF
                                            MISSISSIPPI, INC.
                                        CHAMBERS WASTE SYSTEMS OF
                                            NEW YORK, INC.
                                        CHAMBERS WASTE SYSTEMS OF
                                            NORTH CAROLINA, INC.
                                        CHAMBERS WASTE SYSTEMS OF
                                            OHIO, INC.
                                        CHAMBERS WASTE SYSTEMS OF
                                            NEW JERSEY, INC.
                                        CHAMBERS WASTE SYSTEMS OF
                                            RHODE ISLAND, INC.
                                        CHAMBERS WASTE SYSTEMS OF
                                            SOUTH CAROLINA, INC.
                                        CHAMBERS WASTE SYSTEMS OF
                                            TEXAS, INC.


                                        By: /s/ EARL E. DEFRATES
                                            ------------------------------------
                                            Earl E. DeFrates, Executive Vice
                                              President and Chief Financial
                                              Officer of each of the Companies
                                              listed above

                                        CHAMBERS OF DELAWARE, INC.
                                        CHAMBERS OF GEORGIA, INC.
                                        CHAMBERS OF ILLINOIS, INC.
                                        CHAMBERS OF INDIANA, INC.
                                        CHAMBERS OF NEW JERSEY, INC.
                                        CHAMBERS OF MARYLAND, INC.
                                        CHAMBERS OF MASSACHUSETTS, INC.
                                        CHAMBERS OF MISSISSIPPI, INC.
                                        CHAMBERS OF PENNSYLVANIA, INC.
                                        CHAMBERS OF TENNESSEE, INC.
                                        CHAMBERS OF WEST VIRGINIA, INC.
                                        DAUPHIN MEADOWS, INC.
                                        THE H. SIENKNECHT CO.
                                        LCS SERVICES, INC.
                                        WILLIAM H. MARTIN, INC.
                                        MORRIS COUNTY TRANSFER
                                            STATION, INC.
                                        RAIL-IT CORPORATION
                                        REMOTE LANDFILL SERVICES, INC.
                                        CDC SERVICES, INC.
                                        SOUTHERN ALLEGHENIES
                                            DISPOSAL SERVICES, INC.
                                        U.S. SERVICES CORPORATION
                                        U.S. UTILITIES SERVICES CORP.
                                        CHAMBERS R & B LANDFILL, INC.

                                        By: /s/ EARL E. DEFRATES
                                            ------------------------------------
                                            Earl E. DeFrates, Executive Vice
                                              President and Chief Financial
                                              Officer of each of the Companies
                                              listed above

                                        WHITE BROS. TRUCKING COMPANY
                                        USA WASTE TRANSFER OF
                                            PHILADELPHIA, INC.
                                        USA WASTE SERVICES OF WESTERN
                                            ILLINOIS, INC.
                                        ART-JO COMPANY
                                        BRAZORIA COUNTY RECYCLING CENTER,
                                            INC.
                                        ELLESOR, INC.
                                        FULTON SANITATION SERVICE, INC.
                                        MODERN SANITATION, INC.
                                        OLD DOMINION RECYCLING
                                            SERVICE, INC.
                                        SAFETY RECYCLING COMPANY, INC.
                                        SUNRAY SERVICES, INC.




                                        By: /s/ EARL E. DEFRATES
                                            ------------------------------------
                                            Earl E. DeFrates, Executive Vice
                                              President and Chief Financial
                                              Officer of each of the Companies
                                              listed above



                                        RAIL-IT LIMITED PARTNERSHIP

                                        By:  Rail-It Corporation,
                                              Its General Partner

                                        By: /s/ EARL E. DEFRATES
                                            ------------------------------------
                                        Title: VP
                                               ---------------------------------

                                        THE BANKS AND AGENTS:

                                        THE FIRST NATIONAL BANK OF BOSTON,
                                        Individually and as Documentation Agent
                                        and Issuing Bank and as Agent



                                        By:   /s/ CHARLES C. WOODARD
                                            ------------------------------------
                                        Title:  Managing Director
                                               ---------------------------------


                                        BANK OF AMERICA, ILLINOIS, Individually
                                        and as Agent



                                        By:   /s/ ROBERT P. ROSPIERSKI
                                            ------------------------------------
                                        Title:  Vice President
                                               ---------------------------------


                                        MORGAN GUARANTY TRUST COMPANY OF NEW
                                        YORK, Individually and as the
                                        Administrative Agent



                                        By:  /s/ LAURA E. REIM
                                            ------------------------------------
                                        Title:  Vice President
                                               ---------------------------------



                                        J.P. MORGAN SECURITIES INC., as Agent



                                        By:   /s/ CAROLINE NAPIER
                                            ------------------------------------
                                        Title:  Vice President
                                               ---------------------------------


                                        THE BANK OF NOVA SCOTIA

                                        By:  /s/ F. C. H. ASHBY
                                            ------------------------------------
                                        Title:   Senior Manager Loan Operations
                                               ---------------------------------

                                        BANK ONE, TEXAS N.A.

                                        By:  /s/ H. GALE SMITH
                                            ------------------------------------
                                        Title:   Vice President
                                               ---------------------------------


                                        BANK OF TOKYO, LTD., DALLAS
                                          AGENCY

                                        By:  /s/ JOHN E. BECKWITH
                                            ------------------------------------
                                        Title:  Vice President
                                               ---------------------------------


                                        BANQUE PARIBAS, HOUSTON
                                          AGENCY

                                        By:  /s/ CHERYL JOHNSON
                                            ------------------------------------
                                        Title:  Assistant Vice President
                                               ---------------------------------

                                        By:  /s/ SCOTT CLINGAN
                                            ------------------------------------
                                        Title:  Vice President
                                               ---------------------------------


                                        BHF-BANK AKTIENGESELLSCHAFT


                                        By:  /s/ LIND PACE   /s/ EVON CONTOS
                                            ------------------------------------
                                        Title: Assistant Vice President
                                               ---------------------------------
                                               Vice President
                                               ---------------------------------

                                        CIBC INC.


                                        By:  /s/ GARY C. GASKILL
                                            ------------------------------------
                                        Title:  Authorized Signatory
                                               ---------------------------------


                                        COMERICA BANK


                                        By:  /s/ CHARLES A. VIANE
                                            ------------------------------------
                                        Title:  First Vice President
                                               ---------------------------------

                                        COOPERATIEVE CENTRALE
                                          RAIFFEISEN-BOERENLEENBANK,
                                          B.A., "RABOBANK NEDERLAND",
                                          NEW YORK BRANCH

                                        By:  /s/ MICHEL DE KONKOLY THEGE
                                            ------------------------------------
                                        Title:  Deputy General Director
                                               ---------------------------------

                                        By:  /s/ DANA W. HEMENWAY
                                            ------------------------------------
                                        Title:  Vice President
                                               ---------------------------------


                                        CREDIT LYONNAIS NEW YORK
                                          BRANCH

                                        By:  /s/ ROBERT H. DIAL
                                            ------------------------------------
                                        Title:  Vice President
                                               ---------------------------------


                                        CREDIT LYONNAIS CAYMAN ISLAND
                                          BRANCH

                                        By:  /s/ ROBERT H. DIAL
                                            ------------------------------------
                                        Title:  Vice President
                                               ---------------------------------


                                        DEUTSCHE BANK AG, NEW YORK
                                          AND/OR CAYMAN ISLANDS
                                          BRANCHES

                                        By:  /s/ JEAN M. HANNIGAN
                                            ------------------------------------
                                        Title:  Assistant Vice President
                                               ---------------------------------


                                        By:  /s/ JAMES FOX
                                            ------------------------------------
                                        Title:  Assistant Vice President
                                               ---------------------------------

                                        FIRST INTERSTATE BANK OF TEXAS,
                                          N.A.


                                        By:  /s/ CRAIG T. SCHEEF
                                            ------------------------------------
                                        Title:  Vice President
                                               ---------------------------------

                                        FLEET BANK OF MASSACHUSETTS,
                                          N.A.


                                        By:  /s/ THOMAS J. BULLARD
                                            ------------------------------------
                                        Title:  Vice President
                                               ---------------------------------


                                        THE FUJI BANK, LIMITED, HOUSTON
                                          AGENCY


                                        By:  /s/ P. C. LAURINGER, III
                                            ------------------------------------
                                        Title:  Vice President & Joint Manager
                                               ---------------------------------


                                        HIBERNIA NATIONAL BANK

                                        By:  /s/ TROY VILLAFARA
                                            ------------------------------------
                                        Title:  Vice President
                                               ---------------------------------


                                        THE LONG-TERM CREDIT BANK OF
                                          JAPAN, LTD.

                                        By:  /s/ S. OTSUBO
                                            ------------------------------------
                                        Title:  Joint General Manager
                                               ---------------------------------


                                        NATWEST BANK N.A.

                                        By:  /s/ DILCIA PENA HILL
                                            ------------------------------------
                                        Title:  Vice President
                                               ---------------------------------


                                        THE NIPPON CREDIT BANK, LTD.

                                        By:  /s/ YOSHIHIDE WATANABE
                                            ------------------------------------
                                        Title:  Vice President & Manager
                                               ---------------------------------

                                        THE SUMITOMO BANK, LTD. -
                                          HOUSTON AGENCY

                                        By:  /s/ TOSHIRO KUBOTA
                                            ------------------------------------
                                        Title:  Joint General Manager
                                               ---------------------------------


                                        SOCIETY NATIONAL BANK

                                        By:  /s/ SHARON WEINSTEIN
                                            ------------------------------------
                                        Title:  Vice President
                                               ---------------------------------


                                        UNION BANK

                                        By:  /s/ JULIE BLOOMFIELD
                                            ------------------------------------
                                        Title:  Vice President
                                               ---------------------------------


                                        WELLS FARGO BANK, N.A.

                                        By:  /s/ KELLIE DEWHITT
                                            ------------------------------------
                                        Title:  Vice President
                                               ---------------------------------


                                        VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                                        INCOME TRUST

                                        By:   /s/ JEFFREY W. MAILLET
                                            ------------------------------------
                                        Title:  Sr. Vice Pres. Portfolio Mgr.
                                               ---------------------------------


                                        THE SANWA BANK, LIMITED, DALLAS AGENCY

                                        By:  /s/ MATTHEW G. PATRICK
                                            ------------------------------------
                                        Title:  Vice President
                                               ---------------------------------

                                                                      Schedule I

            Information Relating to the Company and its Subsidiaries

                                             Jurisdictions                                 Stock
                                                  in                                    Ownership
                                                 which                                   by the
                               Jurisdiction    Qualified                                 Company       Authorized
                                    of       as a Foreign         Address of Chief      and Other       Shares of     Outstanding
             Name             Incorporation   Corporation        Executive Officer    Subsidiaries*   Common Stock       Shares
             ----             -------------   -----------         -------------       -------------   ------------       ------
 USA Waste Services, Inc.        Delaware        Texas         5400 LBJ Freeway,         Company         150,000,000
                                                                   Suite 300
                                                                Dallas, TX 75240

 USA Waste of Oklahoma, Inc.     Oklahoma         N/A            2001 N Portland         Company                 500          500
                                                               Newcastle, OK 73065

 USA Waste of Texas, Inc.         Texas           N/A           250 S Business 45        Company               1,000        1,000
                                                               Corsicana, TX 75110

 Mission Disposal, Inc.           Texas           N/A           4730 SE Loop 410      USA Waste of         1,000,000        1,000
                                                              San Antonio, TX 78222       Texas

 USA Waste Services of            Texas           N/A            10701 Todd Rd.       USA Waste of           500,000      500,000
 Houston, Inc. (formerly                                        Houston, TX 75055         Texas
 Best Pak Disposal, Inc.)

 Brazoria County Recycling        Texas           N/A       100 Genoe-Red Bluff Road     Company               1,000        1,000
 Center, Inc.                                                 Houston, Texas 77034

 Modern Sanitation, Inc.          Texas           N/A           5400 LBJ Freeway         Company                           12,000
 (formerly EDM Corporation)                                         Suite 300                                              40,000
                                                                Dallas, Texas 75240                                       Preferred

 USA Waste of Illinois, Inc.     Illinois         N/A         105 Skokie Valley Rd.      Company              10,000        1,000
                                                              Lade Bluff, Il 60044

 Countryside Landfill, Inc.      Illinois         N/A            31725 N Rte 83       USA Waste of         1,000,000       20,000
                                                               Grayslake, IL 60030      Illinois

 Lakeland Properties, Inc.       Illinois         N/A            31725 N Rte 83       USA Waste of           100,000        1,000
                                                               Grayslake, IL 60030      Illinois

                                             Jurisdictions                                Stock
                                                  in                                    Ownership
                                                 which                                   by the
                               Jurisdiction    Qualified                                 Company       Authorized
                                    of       as a Foreign         Address of Chief      and Other       Shares of      Outstanding
             Name             Incorporation   Corporation        Executive Officer    Subsidiaries*   Common Stock        Shares
             ----             -------------   -----------         -------------       -------------   ------------        ------
 Central Illinois                Illinois         N/A           5400 LBJ Freeway,     USA Waste of            10,000        1,000
 Disposal, Inc.                                                     Suite 300           Illinois
                                                                Dallas, TX 75240

 Crystal Lake Disposal, Inc.     Delaware      Illinois          9310 Route 176       USA Waste of             4,000        2,000
                                                             Crystal Lake, IL 60014     Illinois

 USA Waste Services of           Illinois         N/A           5400 LBJ Freeway,     USA Waste of
 Western Illinois, Inc.                                             Suite 300           Illinois
                                                                Dallas, TX 75240

 Big Dipper Enterprises,       North Dakota       N/A                Hwy 31              Company              50,000       50,000
 Inc.                                                          Gwinner, N.D. 58040

 Waste Recovery Corporation        Ohio           N/A           1350 W 5th Ave.          Company                 500          500
                                                                    Suite 227
                                                               Columbus, OH 43212

 USA Waste of Indiana, Inc.      Indiana          N/A            1250 S & Hwy 43         Company              10,000        1,000
                                                               Brookston, IN 47923

 Earthmovers, Inc.               Indiana          N/A         26488 County Road 26    USA Waste of             1,000          100
                                                                Elkhart, IN 46517         Indiana

 Liberty Landfill, Inc.          Indiana          N/A          8625 E State Rd 16     USA Waste of             1,000          100
                                                              Monticello, IN 47960       Indiana

 USA Waste of Arizona, Inc.      Arizona          N/A           5400 LBJ Freeway,        Company           1,000,000        1,000
                                                                    Suite 300
                                                                Dallas, TX 75240

 Custom Disposal Service,        Arizona          N/A           5400 LBJ Freeway,     USA Waste of   100,000 Class A      100,000
 Inc.                                                               Suite 300            Arizona     142,231 Class B      142,231
                                                                Dallas, TX 75240

                                             Jurisdictions                                 Stock
                                                  in                                    Ownership
                                                 which                                   by the
                               Jurisdiction    Qualified                                 Company       Authorized
                                    of       as a Foreign         Address of Chief      and Other       Shares of      Outstanding
             Name             Incorporation   Corporation        Executive Officer    Subsidiaries*   Common Stock        Shares
             ----             -------------   -----------         -------------       -------------   ------------        ------
 Soil Remediation of             Delaware    Pennsylvania          3201 S 61st           Company               1,000          100
 Philadelphia, Inc.                                          Philadelphia, PA 19153

 WPP, Inc.                         Ohio           N/A           5400 LBJ Freeway,        Company                 750
                                                                    Suite 300
                                                                Dallas, TX 75240

 West Virginia Waste           W. Virginia        N/A            South Park Rd.          Company               1,000        1,000
 Services, Inc.                                              Charleston, W.V. 25304

 Envirofil, Inc.                 Delaware        Texas          5400 LBJ Freeway,        Company         100,000,000          100
                                                                    Suite 300
                                                                Dallas, TX 75240

 Envirofil Services, Inc.        Delaware         N/A           5400 LBJ Freeway,       Envirofil              1,000          100
                                                                    Suite 300
                                                                Dallas, TX 75240

 EVH Co.                         Delaware         N/A           5400 LBJ Freeway,       Envirofil              1,000          100
                                                                    Suite 300
                                                                Dallas, TX 75240

 Envirofil of Illinois, Inc.     Illinois         N/A          13998 E 1400th St.       Envirofil              2,000        1,000
                                                                Mcombe, IL 61455

 Ellis-Scott, Inc.               Missouri         N/A               61 NW 850           Envirofil            100,000      100,000
                                                                Clinton, MO 64735

 Sacramento Valley              California        N/A         8761 Younger Creek Dr     Envirofil            100,000        3,500
 Environmental Waste Company                                  Sacramento, CA 95827

 Mid-Valley Acquisition          Delaware         N/A           5400 LBJ Freeway,       Envirofil              1,000        1,000
 Corporation                                                        Suite 300
                                                                Dallas, TX 75240

                                             Jurisdictions                                Stock
                                                  in                                    Ownership
                                                 which                                   by the
                              Jurisdiction    Qualified                                 Company       Authorized
                                    of       as a Foreign        Address of Chief      and Other       Shares of      Outstanding
             Name             Incorporation   Corporation       Executive Officer     Subsidiaries*   Common Stock        Shares
             ----             -------------   -----------         -------------       -------------   ------------        ------
 EWA, Inc.                       Delaware         N/A           5400 LBJ Freeway,        Envirofil             5,000        1,000
                                                                    Suite 300
                                                                Dallas, TX 75240

 Stockton Scavengers            California        N/A             1240 Navy Dr           Envirofil            75,000        8,000
 Association                                                   Stockton, CA 95206

 Olympic View Sanitary          Washington        N/A         10015 SW Barney White Rd.  Envirofil            10,000       10,000
 Landfill, Inc.                                                Port Orchard, WA 98366
 (formerly Kitsap County
 Sanitary Landfill, Inc.)

 Brem-Air Disposal, Inc.          Oregon      Washington         512 Sheldon Rd.         Envirofil               500          200
                                                               Bremerton, WA 98310

 North Sound Sanitation,        Washington        N/A            512 Sheldon Rd.         Brem-Air              1,000        1,000
 Inc.                                                          Bremerton, WA 98310

 South Sound Sanitation,        Washington        N/A            512 Sheldon Rd.         Brem-Air             10,000        1,000
 Inc.                                                          Bremerton, WA 98310

 Juan De Fuca Corrugated,       Washington        N/A            512 Sheldon Rd.         Brem-Air              1,000          500
 Ltd.                                                          Bremerton, WA 98310

 Stanwood Camano Disposal,      Washington        N/A          27028 Ninety-Ninth          EWA                   500          394
 Inc.                                                                Ave. NW
                                                               Stanwood, WA 98292

 Environmental Waste of         Washington        N/A           998 Chuckanut Dr.          EWA             5,000,000          100
 Skagit County, Inc.                                          Burlington, WA 98233

                                             Jurisdictions                                Stock
                                                  in                                    Ownership
                                                 which                                   by the
                               Jurisdiction   Qualified                                 Company       Authorized
                                    of       as a Foreign        Address of Chief       and Other       Shares of      Outstanding
             Name             Incorporation   Corporation        Executive Offier     Subsidiaries*   Common Stock        Shares
             ----             -------------   -----------         -------------       -------------   ------------        ------
 Meadowbrook Carting Co.,       New Jersey        N/A           505 Memorial Dr.        Envirofil                200          100
 Inc.                                                          Neptune, N.J. 07753

 Mid-Jersey Disposal Co.,       New Jersey        N/A           505 Memorial Dr.        Envirofil              1,000          100
 Inc.                                                          Neptune, N.J. 07753

 Quality Recycling Co., Inc.    New Jersey        N/A           505 Memorial Dr.        Envirofil              2,500          300
                                                               Neptune, N.J. 07753

 Forcees, Inc.                  New Jersey        N/A            N Mainshore Rd.        Envirofil                100          100
                                                              Waretown, N.J. 08758

 White Bros, Trucking           New Jersey        N/A           864 Julia Street         Company
 Company                                                      Elizabeth, N.J. 07201

 Art-Jo Company                 New Jersey        N/A           864 Julia Street         Company
                                                              Elizabeth, N.J. 07201

 Elleson, Inc.                  New Jersey        N/A           864 Julia Street         Company
                                                              Elizabeth, N.J. 07201

 Safety Recycling Company,      New Jersey        N/A           864 Julia Street         Company
 Inc.                                                         Elizabeth, N.J. 07201

 CleanSoils Fairless Hills,     Minnesota    Pennsylvania      USX Fairless Works        Company           1,000,000
 Inc.                                                       Fairless Hills, PA 19030

 U.S.A. Waste of Fairless        Delaware         N/A          USX Fairless Works        Company
 Hills, Inc.                                                Fairless Hills, PA 19030

                                             Jurisdictions                                 Stock
                                                  in                                    Ownership
                                                 which                                   by the
                              Jurisdiction    Qualified                                 Company       Authorized
                                    of       as a Foreign       Address of Chief        and Other       Shares of    Outstanding
             Name             Incorporation   Corporation       Executive Officer     Subsidiaries*   Common Stock      Shares
             ----             -------------   -----------         -------------       -------------   ------------      ------
 USA Waster Hauling of           Delaware    Pennsylvania       5400 LBJ Freeway,        Company
 Philadelphia, Inc.                                                 Suite 300
                                                                Dallas, Texas 75240

 USA Waster Transfer of          Delaware    Pennsylvania       5400 LBJ Freeway,        Company
 Philadelphia                                                       Suite 300
                                                                Dallas, Texas 75240

 Sunray Services, Inc.           Delaware      Arkansas,        5400 LBJ Freeway,        Company
                                                 Texas              Suite 300
                                                                Dallas, Texas 75240

 Old Dominion Recycling          Virginia         N/A           5400 LBJ Freeway,        Company
 Services, Inc.                                                     Suite 300
                                                                Dallas, Texas 75240

 Fulton Sanitation Services,     Arkansas         N/A           5400 LBJ Freeway,        Company
 Inc.                                                               Suite 300
                                                                Dallas, Texas 75240

 USA Waste of Massachusetts,  Massachusetts       N/A           5400 LBJ Freeway,       Company &
 Inc.                                                               Suite 300            Modern
                                                                Dallas, Texas 75240       Sanitation

                                            Jurisdictions                                 Stock
                                                  in                                    Ownership
                                                 which                                   by the
                              Jurisdiction    Qualified                                 Company       Authorized
                                    of       as a Foreign       Address of Chief        and Other       Shares of      Outstanding
             Name             Incorporation   Corporation       Executive Officer     Subsidiaries*   Common Stock        Shares
             ----             -------------   -----------         -------------       -------------   ------------        ------
 Chambers Development            Delaware     Connecticut       5400 LBJ Freeway,        Company       100,000,000 A          100
 Company, Inc.                                 California           Suite 300                           50,000,000 B
 ("Chambers")                                 North Carolina     Dallas, TX 75240
                                              South Carolina
                                              West Virginia
                                               New Jersey
                                              Pennsylvania
                                                Georgia
                                               Illinois
                                              District of
                                               Columbia
                                                 Ohio
                                               Maryland
                                               Virginia
                                             Massachusetts
                                               New York

 Chambers Clearview            Mississippi        N/A           5400 LBJ Freeway,      Chambers of              5,000        1,000
 Environmental                                                      Suite 300         Georgia, Inc.
 Landfill, Inc.                                                 Dallas, TX 75240

                                             Jurisdictions                                Stock
                                                  in                                    Ownership
                                                 which                                    by the
                               Jurisdiction    Qualified                                 Company       Authorized
                                    of       as a Foreign        Address of Chief       and Other       Shares of      Outstanding
             Name             Incorporation   Corporation       Executive Officer     Subsidiaries*   Common Stock        Shares
             ----             -------------   -----------         -------------       -------------   ------------        ------
 Chambers Development of           Ohio           N/A            323 S. Main St.        Chambers               1,000          500
 Ohio, Inc.                                                      Cadiz, OH 73907

 Chambers Development of         Virginia         N/A           2307 E. Broad St.       Chambers               5,000          100
 Virginia, Inc.                                                Richmond, VA 11213        Waste
                                                                                       Systems of
                                                                                        VA, Inc.

 Chambers Enterprises, Inc.    Pennsylvania       N/A           5400 LBJ Freeway,       Chambers               1,000        1,000
                                                                    Suite 300
                                                                Dallas, TX 75240

 Chambers International,         Delaware         N/A           5400 LBJ Freeway,       Chambers               5,000        1,000
 Inc.                                                               Suite 300
                                                                Dallas, TX 75240


 Chambers Laurel Highlands     Pennsylvania       N/A             R.D. 1 Box 10         Chambers               5,000        1,000
 Landfill, Inc.                                                    Wagner Rd.
                                                              Vittondale, PA 15961

 Chambers Energy, Inc.         Virginia           N/A            Business Rt. 364        Chambers Waste         1,000        1,000
 (formerly Chambers Maplewood                                  VIllage Dell Spg Ctr    Systems of VA, Inc.
 Landfill, Inc.)                                                 Amelia, VA 23002


 Chambers Medical              Pennsylvania       N/A        One Monroeville Center     Chambers             100,000        1,000
 Technologies, Inc.                                           Monroeville, PA 15146
 (Incorporated 2/12/85)

 Chambers Medical              Pennsylvania       N/A        One Monroeville Center     Chambers       100,000,000 A        1,000
 Technologies, Inc.                                           Monroeville, PA 15146                     50,000,000
 (Incorporated 4/26/91)

                                             Jurisdictions                                Stock
                                                  in                                    Ownership
                                                 which                                   by the
                               Jurisdiction    Qualified                                 Company      Authorized
                                    of       as a Foreign       Address of Chief        and Other      Shares of       Outstanding
             Name             Incorporation   Corporation       Executive Officer     Subsidiaries*   Common Stock        Shares
             ----             -------------   -----------         -------------       -------------   ------------        ------
 Chambers Medical                 South      Pennsylvania        100 Nix Street         Chambers               5,000        1,000
 Technologies of South           Carolina     New Jersey        Hampton, SC 29924        Medical
 Carolina Inc.                                                                         Technologies,
                                                                                           Inc.

 Chambers Oakridge                South           N/A             Rt. 1 Box 899         Chambers               1,000          100
 Landfill, Inc.                  Carolina                     Dorchester, SC 29437    Waste Systems
                                                                                       of SC, Inc.

 Chambers Orange County          Florida          N/A                                   Chambers               5,000        1,000
 Landfill, Inc.                                                                       Waste Systems
                                                                                       of FA, Inc.

 Chambers Resources, Inc.      Pennsylvania       N/A           5400 LBJ Freeway,       Chambers               1,000          100
                                                                    Suite 300
                                                                Dallas, TX 75240

 Chambers Richland County         South           N/A         1521 Screaming Eagle      Chambers               1,000        1,000
 Landfill, Inc.                  Carolina                        Elgin, SC 29045      Waste Systems
                                                                                       of SC, Inc.

 Chambers Services, Inc.         Delaware      New York         5400 LBJ Freeway,       Chambers               1,500        1,000
                                               Virginia             Suite 300
                                             Pennsylvania       Dallas, TX 75240

 Chambers Smyrna Lanfill,        Georgia          N/A           5455 Oakdale Rd.       Chambers of           100,000          500
 Inc.                                                           Smyrna, GA 30092      Georgia, Inc.

 Chambers Waste Systems of      California        N/A          50 Airport Parkway       Chambers               5,000        1,000
 California, Inc.                                              San Jose, CA 95113

 Chambers Waste Systems of       Florida          N/A           10600 N.E. 128th        Chambers               5,000        1,000
 Florida, Inc.                                                 Okeechobee, FL 34972

                                             Jurisdictions                                 Stock
                                                  in                                    Ownership
                                                 which                                   by the
                               Jurisdiction    Qualified                                 Company       Authorized
                                    of       as a Foreign         Address of Chief      and Other       Shares of      Outstanding
             Name             Incorporation   Corporation        Executive Officer    Subsidiaries*   Common Stock        Shares
             ----             -------------   -----------         -------------       -------------   ------------        ------
 Chambers Waste Systems of     Mississippi        N/A           Route 2, Box 85C        Chambers               5,000        1,000
 Mississippi, Inc.                                               Lake, MS 39092

 Chambers Waste Systems of      New Jersey        N/A            1 Disposal Rd.        Chambers of             1,000        1,000
 New Jersey, Inc.                                            N. Arlington, NJ 07232    New Jersey,
                                                                                          Inc.

 Chambers Waste Systems of       New York         N/A           5400 LBJ Freeway,       Chambers               5,000        1,000
 New York, Inc.                                                     Suite 300
                                                                Dallas, TX 75240

 Chambers Waste Systems of       North           N/A             4290 Joe St.          Chambers                 100          100
 North Carolina, Inc.            Carolina                      Charlotte, NC 28206

 Chambers Waste Systems of         Ohio           N/A              232 S. Main          Chambers               5,000        1,000
 Ohio, Inc.                                                      Cadiz, OH 43917

 Chambers Waste Systems of    Rhode Island       N/A           1615 Pontiac Ave.       Chambers               1,000        1,000
 Rhode Island, Inc.                                             Cranston, RI 02920

 Chambers Waste Systems of        South          North           6417 Fairfield         Chambers             100,000        1,000
 South Carolina, Inc.            Carolina      Carolina        Columbia, SC 29203

 Chambers Waste Systems of        Texas           N/A         2720 Coombsville Ave.     Chambers           1,000,000        1,000
 Texas, Inc.                                                    Dallas, TX 75212

 Chambers of Delaware, Inc.      Delaware         N/A           5400 LBJ Freeway,       Chambers               1,000        1,000
                                                                    Suite 300
                                                                Dallas, TX 75240

                                             Jurisdictions                                 Stock
                                                  in                                    Ownership
                                                 which                                   by the
                               Jurisdiction    Qualified                                 Company       Authorized
                                    of       as a Foreign         Address of Chief      and Other       Shares of      Outstanding
             Name             Incorporation   Corporation        Executive Officer    Subsidiaries*   Common Stock        Shares
             ----             -------------   -----------         -------------       -------------   ------------        ------
 Chambers of Georgia             Georgia          N/A           2097 Buchanan Hwy       Chambers             100,000        1,000
                                                               Cedartown, GA 30125

 Chambers of Illinois            Illinois         N/A          733 Kilbourne Ave.       Chambers               1,000        1,000
                                                                Chicago, IL 62655

 Chambers of Indiana, Inc.       Indiana          N/A           504 Mor-Land Dr.        Chambers               1,000        1,000
                                                               Lafayette, IN 47905

 Chambers of Maryland, Inc.      Maryland         N/A             Rt 1 Box 562          Chambers               1,000        1,000
                                                               Frostburg, MD 21532

 Chambers of Massachusetts,   Massachusetts       N/A           1063 N. Main St.        Chambers               5,000        1,000
 Inc.                                                          Brockton, MA 02401

 Chambers of Mississippi,      Mississippi        N/A           Route 2, Box 85C        Chambers               5,000        1,000
 Inc.                                                            Lake, MS 39092

 Chambers of New Jersey,        New Jersey        N/A         9 Sylvan Way, Ste 170     Chambers               1,000        1,000
 Inc.                                                         Parsippany, NJ 07054

 Chambers of New Jersey         New Jersey   Pennsylvania       5400 LBJ Freeway,      Chamber of              1,000        1,000
 Recycling, Inc.                                                    Suite 300          New Jersey,
                                                                Dallas, TX 75240          Inc.

 Chambers of Pennsylvania,     Pennsylvania       N/A          7429 Allentown Blvd      Chambers               3,000          200
 Inc.                                                         Harrisburg, PA 17112

 Chambers of Tennessee, Inc.    Tennessee         N/A          Oakridge, TN 37931       Chambers               5,000          100

                                             Jurisdictions                                Stock
                                                  in                                    Ownership
                                                 which                                   by the
                               Jurisdiction    Qualified                                 Company       Authorized
                                    of       as a Foreign        Address of Chief       and Other       Shares of      Outstanding
             Name             Incorporation   Corporation        Executive Officer    Subsidiaries*   Common Stock        Shares
             ----             -------------   -----------         -------------       -------------   ------------        ------
 Chambers of West Virginia,   West Virginia       N/A                                   Chambers               3,000          100
 Inc.

 Dauphin Meadows, Inc.         Pennsylvania       N/A           Route 209, RD #1        Chambers              10,000          170
                                                              Millersburg, PA 17061

 The H. Sienknecht Co.          Tennessee         N/A                                    Remote              1,000 V        5,000
                                                                                        Landfill            5,000 NV
                                                                                      Services Inc.

 LCS Services, Inc.           West Virginia       N/A         N. Mountain Landfill     Chambers of            15,000       15,000
                                                                Allensville, Rd.          West
                                                              hedgesville, WV 35427     Virginia,
                                                                                          Inc.

 William H. Martin, Inc.       Pennsylvania   New Jersey       951 Henderson Ave.       Chambers               4,000        2,468
                                                              Washington, PA 15301

 Morris County Transfer         New Jersey   Pennsylvania     9 Sylvan Way, Ste 170    Chambers of             1,000        1,000
 Station, Inc.                                   Ohio         Parsippany, NJ 07054     New Jersey,
                                                                                          Inc.

 Rail-It Corporation             Illinois         N/A           5400 LBJ Freeway,       Chambers             140,000      140,000
                                                                    Suite 300
                                                                Dallas, TX 75240

 Rail-It Limited Partnership     Illinois         N/A           5400 LBJ Freeway,      Rail-It(GP)
                                                                    Suite 300
                                                                Dallas, TX 75240

 Remote Landfill Services,      Tennessee         N/A           5400 LBJ Freeway,      Chambers of             1,000        1,000
 Inc.                                                               Suite 300          Tennessee,
                                                                Dallas, TX 75240          Inc.

                                             Jurisdictions                                 Stock
                                                  in                                    Ownership
                                                 which                                   by the
                               Jurisdiction    Qualified                                 Company       Authorized
                                    of       as a Foreign         Address of Chief      and Other       shares of      Outstanding
             Name             Incorporation   Corporation        Executive Officer    Subsidiaries*   Common Stock        Shares
             ----             -------------   -----------         -------------       -------------   ------------        ------
 CDC Services, Inc.              Delaware     California        5400 LBJ Freeway,       Chambers         1,000,000 A    1,050,000
                                                Florida             Suite 300                              500,000 B
                                             Pennsylvania       Dallas, TX 75240

 Southern Alleghenies          Pennsylvania       N/A            R.D. 3, box 310      U.S. Services        1,000,000        5,000
 Disposal Services, Inc.                                         Valley View Dr.       Corporation
                                                               Holsopple, PA 15935

 U.S. Services Corporation     Pennsylvania       N/A           5400 LBJ Freeway,       Chambers             5,000 A        5,000
                                                                    Suite 300                                5,000 B
                                                                Dallas, TX 75240

 U.S. Utilities Services       Pennsylvania       N/A           5400 LBJ Freeway,     U.S. Services        1,200,000    1,082,800
 Corp.                                                              Suite 300          Corporation
                                                                Dallas, TX 75240

 Chambers R & B Landfill,        Georgia          N/A           5400 LBJ Freeway,      Chambers of               100
 Inc.                                                               Suite 300         Georgia, Inc.
                                                                Dallas, TX 75240

                                 EXHIBIT 2(g)

                                New Guarantors

1.       White Bros. Trucking Company
2.       USA Waste Transfer of Philadelphia, Inc.
3.       USA Waste Services of Western Illinois, Inc.
4.       Art-Jo Company
5.       Brazoria County Recycling Center, Inc.
6.       Ellesor, Inc.
7.       Fulton Sanitation Service, Inc.
8.       Modern Sanitation, Inc.
9.       Old Dominion Recycling Service, Inc.
10.      Safety Recycling Company, Inc.
11.      Sunray Services, Inc.
12.      USA Waste of Massachusetts, Inc.